UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2026

ORION PROPERTIES INC.
(Exact name of Registrant as specified in its charter)

Maryland	001-40873	87-1656425
(State or Other Jurisdiction of Incorporation or Organization	(Commission File Number)	(I.R.S. Employer Identification No.)

3200 E Camelback Road, Suite 100
Phoenix,	AZ	85018
(Address of principal executive offices, including zip code)

(602)	698-1002
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)
________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:
Title of each class:		Trading symbol(s):	Name of each exchange on which registered:
Common Stock	$0.001 par value per share	ONL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 13, 2026, Orion Properties Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on: (i) the election of Paul H. McDowell, Reginald H. Gilyard, Kathleen R. Allen, Richard J. Lieb and Gregory J. Whyte to serve on the Company’s Board of Directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualify; and (ii) the ratification of the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. As of March 13, 2026, the record date for the Annual Meeting, there were outstanding 56,830,068 shares of the Company’s common stock, par value $0.001 per share. The Company’s stockholders elected all five director nominees to serve on the Board of Directors and ratified the appointment of KPMG. The full results of the matters voted on at the Annual Meeting are set forth below:

Proposal 1 - Election of Directors:

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Paul H. McDowell	23,381,806	994,281	3,107,697	12,697,901
Reginald H. Gilyard	23,057,793	1,317,988	3,108,003	12,697,901
Kathleen R. Allen	23,186,270	1,189,287	3,108,227	12,697,901
Richard J. Lieb	23,349,231	1,025,700	3,108,853	12,697,901
Gregory J. Whyte	23,361,007	1,017,625	3,105,152	12,697,901

Proposal 2 - Ratification of the Appointment of KPMG as the Company's Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2026:

Votes For	Votes Against	Abstain	Broker Non-Votes
36,442,566	357,639	3,381,480	*

*No broker non-votes were recorded in connection with Proposal No. 2.
No other proposals were submitted to a vote of the Company's stockholders at the Annual Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORION PROPERTIES INC.

By:	/s/ Paul H. McDowell
Name:	Paul H. McDowell
Title:	Chief Executive Officer and President

Date: May 13, 2026